EXHIBIT 10

                               AMENDMENT NO. 4

                          DATED AS OF JULY 14, 2000

                                      TO

                    AMENDED AND RESTATED CREDIT AGREEMENT

                        DATED AS OF FEBRUARY 11, 1998

      THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT ("AMENDMENT") is made as of this 14th day of July, 2000 by and among METALS USA, INC., (the "BORROWER"), the financial institutions parties thereto as lenders (the "LENDERS"), BANK ONE, NA, having its principal office in Chicago, Illinois (formerly known as The First National Bank of Chicago), as Agent (the "AGENT") under that certain Amended and Restated Credit Agreement dated as of February 11, 1998 by and among the Borrower, the Lenders and the Agent, as amended by Amendment No. 1 thereto dated as of November 25, 1998, Amendment No. 2 thereto dated as of April 21, 1999 and Amendment No. 3 thereto dated as of February 8, 2000 (as amended, the "CREDIT AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                  WITNESSETH

      WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

      WHEREAS, the Borrower has requested a further amendment to the Credit Agreement;

      WHEREAS, the Borrower, the Lenders and the Agent have agreed to further amend the Credit Agreement on the terms and conditions set forth herein and to amend the other Loan Documents on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following amendments to the Credit Agreement and the Loan Documents.

      1. AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS. Effective as of the date of this Amendment and subject to satisfaction of the conditions precedent set forth in Section 2 below (the "AMENDMENT EFFECTIVE DATE"), the Credit Agreement and the other Loan Documents are hereby amended as follows:

            1.1 SECTION 1.1 OF THE CREDIT AGREEMENT IS AMENDED TO ADD THE FOLLOWING DEFINITION IN THE APPLICABLE ALPHABETICAL
                    LOCATION:

                  "BASE EBITDA" MEANS, FOR ANY PERIOD, ON A CONSOLIDATED BASIS
            FOR THE BORROWER AND ITS SUBSIDIARIES, THE SUM OF THE AMOUNTS FOR SUCH PERIOD, WITHOUT DUPLICATION, OF:

            (I)     NET INCOME, PLUS

            (II)    INTEREST EXPENSE, PLUS

            (III) CHARGES AGAINST INCOME FOR FOREIGN, FEDERAL, STATE AND LOCAL TAXES, TO THE EXTENT DEDUCTED IN COMPUTING NET INCOME, PLUS

            (IV) DEPRECIATION EXPENSE, TO THE EXTENT DEDUCTED IN COMPUTING NET INCOME, PLUS

            (V) AMORTIZATION EXPENSE, INCLUDING, WITHOUT LIMITATION, AMORTIZATION OF GOODWILL, OTHER INTANGIBLE ASSETS AND TRANSACTION COSTS, TO THE EXTENT DEDUCTED IN COMPUTING NET INCOME, PLUS

            (VI) OTHER NON-CASH CHARGES CLASSIFIED AS LONG-TERM DEFERRALS IN ACCORDANCE WITH AGREEMENT ACCOUNTING PRINCIPLES, TO THE EXTENT DEDUCTED IN COMPUTING NET INCOME, MINUS

            (VII)   NET EXTRAORDINARY GAINS, PLUS

            (VIII) NON-CASH EXTRAORDINARY LOSSES (AND ANY NON-CASH NONRECURRING UNUSUAL LOSSES ARISING IN OR OUTSIDE OF THE ORDINARY COURSE OF BUSINESS NOT INCLUDED IN EXTRAORDINARY LOSSES DETERMINED IN ACCORDANCE WITH AGREEMENT ACCOUNTING PRINCIPLES) BUT ONLY TO THE EXTENT SUCH AMOUNTS WERE NOT UTILIZED TO OFFSET GAINS IN CALCULATING NET EXTRAORDINARY GAINS,

      BASE EBITDA SHALL BE CALCULATED FOR ANY PERIOD BY INCLUDING THE ACTUAL AMOUNT FOR THE APPLICABLE PERIOD ENDING ON SUCH DAY.

            1.2 SECTION 2.12(D) OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE CHART CONTAINED IN CLAUSE (II) THEREOF IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

-------------------- ------------------ ------------------ ----------------- ------------------ ------------------
                     LEVEL I            LEVEL II           LEVEL III         LEVEL IV           LEVEL V
-------------------- ------------------ ------------------ ----------------- ------------------ ------------------
LEVERAGE RATIO       LESS THAN OR       GREATER THAN       GREATER THAN      GREATER THAN       GREATER THAN
                     EQUAL TO 2.50 TO   2.50 TO 1.00 AND   3.00 TO 1.00      3.50 TO 1.00 AND   4.00 TO 1.00
                     1.00               LESS THAN OR       AND LESS THAN     LESS THAN OR
                                        EQUAL TO 3.00 TO   OR EQUAL TO 3.5   EQUAL TO 4.00 TO
                                        1.00               TO 1.00           1.00
-------------------- ------------------ ------------------ ----------------- ------------------ ------------------
APPLICABLE
COMMITMENT
FEE PERCENTAGE       0.25%              0.25%              0.30%             0.50%              0.50%
-------------------- ------------------ ------------------ ----------------- ------------------ ------------------
APPLICABLE
EURODOLLAR
RATE MARGIN AND
APPLICABLE L/C FEE
PERCENTAGE           1.25%              1.375%             1.625%            1.875%             2.125%
-------------------- ------------------ ------------------ ----------------- ------------------ ------------------
APPLICABLE
FLOATING RATE
MARGIN               0%                 0%                 0%                0.25%              0.25%
-------------------- ------------------ ------------------ ----------------- ------------------ ------------------

            1.3 SECTION 7.4(A) OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

            (A) FIXED CHARGE COVERAGE RATIO. THE BORROWER SHALL MAINTAIN A RATIO ("FIXED CHARGE COVERAGE RATIO") OF (I) THE SUM OF (A) BASE EBITDA, MINUS (B) RESTRICTED PAYMENTS MADE PURSUANT TO SECTION 7.3(F)(V) TO
            (II) INTEREST EXPENSE IN EACH CASE FOR THE BORROWER AND ITS CONSOLIDATED SUBSIDIARIES OF AT LEAST (1) 2.60 TO 1.00 FOR EACH FISCAL QUARTER COMMENCING WITH THE FISCAL QUARTER ENDING JUNE 30, 2000 THROUGH THE FISCAL QUARTER ENDING SEPTEMBER 30, 2001; (2) 2.80 TO 1.00 FOR EACH FISCAL QUARTER COMMENCING WITH THE FISCAL QUARTER ENDING DECEMBER 31, 2001 THROUGH THE FISCAL QUARTER ENDING MARCH 31, 2002; AND (3) 3.00 TO 1.00 FOR EACH FISCAL QUARTER THEREAFTER. IN EACH CASE THE FIXED CHARGE COVERAGE RATIO SHALL BE DETERMINED AS OF THE LAST DAY OF EACH FISCAL QUARTER FOR THE FOUR-QUARTER PERIOD ENDING ON SUCH DAY. FOR PURPOSES OF THE CALCULATION OF INTEREST EXPENSE, SUCH AMOUNT SHALL BE CALCULATED FOR ANY SUCH PERIOD BY INCLUDING ONLY THE ACTUAL AMOUNT FOR THE APPLICABLE PERIOD ENDING ON SUCH DAY.

            1.4 SECTION 7.4(B) OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE TERMS THEREOF IN THEIR ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

                  (B) TOTAL DEBT TO EBITDA RATIO. THE BORROWER SHALL NOT AT ANY
            TIME PERMIT THE RATIO (THE "LEVERAGE RATIO") OF (I) TOTAL DEBT OF THE BORROWER AND ITS CONSOLIDATED SUBSIDIARIES TO (II) EBITDA OF THE BORROWER AND ITS CONSOLIDATED SUBSIDIARIES, TO BE GREATER THAN (1)
            4.50 TO 1.00 FOR EACH FISCAL QUARTER COMMENCING WITH THE FISCAL QUARTER ENDING JUNE 30, 2000 THROUGH THE FISCAL QUARTER ENDING MARCH 31, 2001; (2) 4.25 TO 1.00 FOR EACH FISCAL QUARTER COMMENCING WITH THE FISCAL QUARTER ENDING JUNE 30, 2001 THROUGH THE FISCAL QUARTER ENDING MARCH 31, 2002; AND (3) 4.00 TO 1.00 FOR EACH FISCAL QUARTER THEREAFTER. THE LEVERAGE RATIO SHALL BE CALCULATED, IN EACH CASE, DETERMINED AS OF THE LAST DAY OF EACH FISCAL QUARTER (COMMENCING WITH THE FISCAL QUARTER ENDING

            JUNE 30, 2000 AND EACH FISCAL QUARTER THEREAFTER) BASED UPON (A) FOR TOTAL DEBT, TOTAL DEBT AS OF THE LAST DAY OF EACH SUCH FISCAL QUARTER; AND (B) FOR EBITDA, EBITDA FOR THE TWELVE-MONTH PERIOD ENDING ON SUCH DAY, CALCULATED AS SET FORTH IN THE DEFINITION THEREOF.

      2. CONDITIONS OF EFFECTIVENESS. The provisions of Section 1 of this Amendment shall not become effective unless:

      (a) this Amendment shall have been executed by the Borrower, the Agent and the Required Lenders;

      (b) the Agent shall have received from each of the applicable Subsidiaries a reaffirmation in the form attached as EXHIBIT A hereto together with such other documents, instruments and agreements in connection with the Guaranty and the Pledge Agreements as shall be reasonably requested by the Agent; and

      (c) the Agent shall have received from the Borrower for the pro rata benefit of those Lenders which provide written approval of the terms of this Amendment on or prior to 5:00 p.m. (CST), July 17, 2000 (the "Approving Lenders"), a modification fee of 0.125% (12.5 basis points) payable on the aggregate amount of the Commitments of the Approving Lenders, payable to the Agent on the date the Required Lenders sign the Proposed Amendments.

      3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants as follows:

      (a) The Borrower has the legal power and authority to execute and deliver this Amendment and the officers of the Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof.

      (b) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally).

      (c) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and the other Loan Documents to the extent the same are not amended hereby, agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

      (d)  There exists no Default or Unmatured Default.

      4.  REFERENCE TO THE EFFECT ON THE CREDIT AGREEMENT.

      (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

      (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

      (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power of remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

      5. GOVERNING LAW. ANY DISPUTE BETWEEN THE BORROWER AND THE AGENT, ANY LENDER, OR ANY INDEMNITEE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

      6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. A facsimile signature page hereto sent to the Agent or the Agent's counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Agent thereof.

      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                       METALS USA, INC.,  AS THE BORROWER

                       By:   /S/ KEITH E. ST CLAIR
                             ---------------------

                       Print Name: Keith E. St. Clair

                       Title: Senior Vice President and Chief Financial Officer

                       BANK ONE, NA
                       (MAIN OFFICE CHICAGO)
                       (FORMERLY KNOWN AS THE FIRST NATIONAL BANK OF CHICAGO), INDIVIDUALLY AND AS AGENT

                       By:         /S/ GREG SMOTHERS
                                   -----------------

                       Print Name: Greg Smothers

                       Title: Vice President

                                    EXHIBIT A
                                       TO
                                 AMENDMENT NO. 4

                 FORM OF REAFFIRMATION OF SUBSIDIARY GUARANTY

                                REAFFIRMATION

            Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 4 to the Amended and Restated Credit Agreement dated as of February 11, 1998, by and among Metals USA, Inc., the Lenders and the Agent, as amended by Amendment No. 1 thereto dated as of November 25, 1998, Amendment No. 2 thereto dated as of April 21, 1999 and Amendment No. 3 thereto dated as of February 8, 2000 (as so amended, the "Credit Agreement") which Amendment No. 4 is dated as of July 14, 2000 (the "Amendment"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, the undersigned reaffirms the terms and conditions of the Guaranty dated as of February 11, 1998 executed by it (either originally or by an addendum thereto) and acknowledges and agrees that such Guaranty and each and every other Loan Document executed by the undersigned in connection with the Credit Agreement remain in full force and effect and are hereby ratified, reaffirmed and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so amended by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Aerospace Specification Metals, Inc.
Aerospace Specification Metals-U.K., Inc.
Affiliated Metals Company
Allmet Building Products, LP
Allmet GP, Inc.
Allmet LP, Inc.
Aluminum Building Systems, Inc.
Cornerstone Building Products, Inc.
Cornerstone Metals Corporation
Federal Bronze Alloys, Inc.
Flagg Steel, Inc.
Forest Manufacturing, Inc.
Fullerton Metals Company
Harvey Titanium, LTD.
Independent Metals, L.L.C.
Interstate Steel Supply Company of Maryland
Intsel Southwest Limited Partnership
Intsel, G.P.
Intsel, L.P.
(LIST OF SIGNING ENTITIES CONTINUED ON THE NEXT PAGE)

Jeffreys Real Estate Corporation
Jeffreys Steel Company, Inc.
Levinson Steel GP, Inc.
Levinson Steel LP, Inc.
Meier Metal Servicecenters, Inc.
Metal Ventures L.L.C.
Metalmart, Inc.
Metals Aerospace International, Inc.
Metals USA Finance Corp.
Metals USA Service Corp.
Metals USA-Canton, L.L.C.
MUI Texas, Inc.
MUSA, GP
MUSA, LP
National Manufacturing, Inc.
Pacific Metal Company
Professional Metals , Inc.
Queensboro, L.L.C.
Royal Aluminum, Inc.
Sierra Pacific Steel, Inc.
Southern Alloy of America, Inc.
Steel Manufacturing, L.L.C.
Steel Service Systems, Inc.
Texas Aluminum Industries, Inc.
The Levinson Steel Company, LP
Uni-Steel, Inc.
Valley Aluminum Co.
Valley Aluminum of Nevada, Inc.
Wayne Steel, Inc.
Western Awning Company, Inc.
Wilkof-Morris Steel Corporation
Williams Steel & Supply Co., Inc.
Wolf Brothers Acq. Corp.
Wolf Brothers, LLC
WSS Transportation, Inc.

In each case:

By:     /S/ KEITH E. ST. CLAIR
Title:   Sr. Vice President and CFO